SUPPLEMENT DATED AUGUST 28, 2017

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

GROWTH PORTFOLIO CLASS I AND P SHARES

DATED MAY 1, 2017

This supplement revises the Growth Portfolio summary prospectus dated May 1, 2017 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table is deleted and replaced with the following:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Eric B. Fischman, CFA, Investment Officer and Portfolio Manager	Since 2013
Matthew D. Sabel, Investment Officer and Portfolio Manager	Since 2014
Paul Gordon, Investment Officer and Portfolio Manager	Since 2017